Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Flexible Solutions International, Inc. (the "Company"), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB/A (Amendment No. 1) of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  December 5, 2005                   /s/ DANIEL B. O'BRIEN
                                          --------------------------------------
                                          Daniel B. O'Brien
                                          President and Chief Executive Officer